UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 24, 2006
The Yankee Candle Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	001-15023	04-2591416

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Yankee Candle Way South Deerfield, Massachusetts	01373

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (413) 665-8306

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-2.1 Agreement and Plan of Merger dated as of 10/24/2006

Item 1.01. Entry Into a Material Definitive Agreement
     The Yankee Candle Company, Inc., a Massachusetts corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 24, 2006, pursuant to which Yankee Acquisition Corp. (“Sub”), a wholly-owned subsidiary of YCC Holdings LLC (“Parent”), will merge with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Parent (the “Merger”). Parent is an affiliate of Madison Dearborn Partners, LLC. The Board of Directors of the Company has approved the Merger Agreement.
     Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock of the Company (other than shares owned by Parent, Sub or any other wholly-owned subsidiary of Parent, shares held in the treasury of the Company and shares held by any stockholders who are entitled to and who properly exercise appraisal rights under Massachusetts law), will be cancelled and converted into the right to receive $34.75 in cash, without interest.
     The Company and Parent have made customary representations and warranties and covenants in the Merger Agreement, including covenants regarding operation of the business of the Company and its subsidiaries prior to the closing. The Company is also subject to a “no shop” restriction, on its ability to solicit alternative acquisition proposals, provide information and engage in discussion with third parties, except under certain circumstances to permit the Company’s board of directors to comply with its fiduciary duties. Closing of the Merger is subject to customary closing conditions, including, among others, approval of the Merger by the Company’s stockholders, the absence of any order or injunction preventing the consummation of the Merger, expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the absence of a material adverse effect with respect to the Company.
     Parent has obtained equity financing commitments and debt financing commitments to finance the transactions contemplated under the Merger Agreement, including the payment of the merger consideration, funding, refinancing or prepayment of any indebtedness or other obligations of the Company or its subsidiaries, and payment of all related fees and expenses. The obligations of Parent and Sub to consummate the Merger are not conditioned on the receipt of this financing. Parent and Sub, however, are not required to consummate the Merger until after the completion of a marketing period (the “Marketing Period”). Subject to certain exceptions, the Marketing Period is the first period of 30 consecutive days beginning not earlier than January 3, 2007, throughout which Parent must have certain financial and other customary information with respect to the Company required to consummate the debt financing and all Parent’s conditions to closing (other than conditions that cannot be satisfied until closing) must have been and remain satisfied.
     The Merger Agreement contains certain termination rights for both the Company and Parent. The Merger Agreement provides that in certain circumstances, upon termination, the Company may be required to pay Parent a termination fee of $56,548,000. The Merger Agreement further provides that, in the event the Company terminates the Merger Agreement because Parent has not received the proceeds of its debt financing necessary to consummate the

Merger on or after the last day of the Marketing Period, and Parent and Sub are not otherwise in breach of their obligations under the Merger Agreement, then Parent is required to pay a termination fee equal to $56,548,000. This termination fee represents the Company’s exclusive remedy for any loss or damage suffered as a result of the failure of the Merger to be consummated, unless, in general, Parent or Sub is otherwise in breach of the Merger Agreement, in which case the Company may pursue a damage remedy. The aggregate liability of Parent, Sub and their respective affiliates and related parties arising from a breach of the Merger Agreement is in any event capped at $113,096,000; the parties are also entitled to the equitable remedy of specific performance to prevent breaches of the Merger Agreement, except in the event of a non-breach financing failure.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
     The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (i) have been qualified by disclosures made to the other party in connection with the Merger Agreement, (ii) will not survive consummation of the Merger, (iii) at closing, must only be true and correct subject to the standards contained in Sections 7.2 and 7.3 of the Merger Agreement, which may differ from what may be viewed as material by investors and (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.
Important Additional Information Regarding the Merger will be Filed with the SEC:
     In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission’s web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to:
The Yankee Candle Company, Inc.
Investor Relations
16 Yankee Candle Way
South Deerfield, Massachusetts, 01373
Attention: Chief Financial Officer
     The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may be different from those of the Company’s stockholders generally, is set forth in the Company’s proxy statements and Annual

Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit 2.1 Agreement and Plan of Merger, dated as of October 24, 2006, by and among YCC Holdings LLC, Yankee Acquisition Corp., and The Yankee Candle Company, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Yankee Candle Company, Inc.
Date: October 24, 2006	By:	/s/ James A. Perley
James A. Perley, Senior Vice President and
General Counsel